UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

Harleysville Savings Financial Corporation
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-29709	23-3028464
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

271 Main Street, Harleysville, Pennsylvania	19438
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 256-8828

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 26, 2011, Harleysville Savings Financial Corporation (the “Company”) issued a press release announcing its results of operations for the quarter ended December 31, 2010.
A copy of the press release, dated January 26, 2011, is included as Exhibit 99.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) An Annual Meeting of Stockholders of the Company was held on January 26, 2011.
(b) There were 3,697,957 shares of common stock of the Company eligible to be voted at the Annual Meeting and 2,985,893 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.
The items voted upon at the Annual Meeting and the vote for each proposal were as follows:
1. Election of directors for a three year term:

	FOR	WITHHELD	BROKER NON-VOTES
Edward J. Molnar	2,326,451	12,056	647,386
Charlotte A. Hunsberger	2,326,217	12,290	647,386
2. Non-binding resolution to approve the compensation of our named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,189,767	72,729	76,011	647,386
3. Advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers:

FOR	FOR	FOR		BROKER
THREE YEARS	TWO YEARS	EVERY YEAR	ABSTAIN	NON-VOTES
1,856,070	51,558	331,322	59,049	687,894
4. To ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2011.

FOR	AGAINST	ABSTAIN
2,956,675	7,600	21,618

Each of the nominees were elected as directors, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers was adopted, [three years] received a plurality of votes cast on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, and the proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2011 was adopted by the stockholders of the Company at the Annual Meeting.
(c) Not applicable.
Item 8.01 Other Events.
On January 26, 2011, the Company issued a press release announcing that the Board of Directors of the Company declared a quarterly cash dividend on the outstanding common stock of the Company. A copy of the press release, dated January 26, 2011, is included as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release, dated January 26, 2011
* This information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
HARLEYSVILLE SAVINGS FINANCIAL CORPORATION
By: /s/ Brendan J. McGill
Name: Brendan J. McGill
Title: Executive Vice President,
Chief Operating and Financial Officer
Date: January 26, 2011

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